EXHIBIT 10(b)19

                    BASE SALARIES OF NAMED EXECUTIVE OFFICERS

                              ALABAMA POWER COMPANY

         Effective as of March 1, 2005, the following are the annual base salaries of the Chief Executive Officer and certain other executive officers of Alabama Power Company (the "Company").

         Charles D. McCrary                                           $585,968
            President and Chief Executive Officer
         Art P. Beattie                                               $239,100
            Executive Vice President, Chief Financial Officer and
            Treasurer
         C. Alan Martin                                               $369,932
            Executive Vice President
         Steven R. Spencer                                            $340,357
            Executive Vice President
         Jerry L. Stewart                                             $307,949
             Senior Vice President

         William B. Hutchins, III, served as Executive Vice President, Chief Financial Officer and Treasurer of the Company through February 1, 2005. Mr. Hutchins' annual base salary for the year ended December 31, 2004 was $328,628.